__________________________________________________________
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 26, 2017

NCR CORPORATION
(Exact name of registrant specified in its charter)

Commission File Number: 001-00395

Maryland	31-0387920
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)
3097 Satellite Boulevard
Duluth, GA 30096
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (937) 445-5000
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240, 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240, 13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.

NCR Corporation, a Maryland corporation (the “Company” or “NCR”) held its 2017 Annual Meeting of Stockholders (the “2017 Annual Meeting”) on April 26, 2017. Record holders of NCR common stock, par value $0.01 per share, and/or Series A Convertible Preferred Stock, liquidation preference $1,000 per share, at the close of business on February 27, 2017, the record date for the 2017 Annual Meeting (the “Record Date”), were entitled to vote at the 2017 Annual Meeting.

The holders of shares of common stock and shares of Series A Convertible Preferred Stock, voting together as a single class, voted on the election of two directors and on six proposals at the 2017 Annual Meeting. The holders of the Series A Convertible Preferred Stock, voting as a separate class, voted on the election of one director.

On the Record Date, there were 123,032,142 shares of common stock issued and outstanding, and 866,934 shares of Series A Convertible Preferred Stock issued and outstanding, which shares of preferred stock were convertible into 28,897,511 shares of common stock. Of the votes entitled to be cast at the 2017 Annual Meeting, 104,999,160 shares of common stock and 866,934 shares of Series A Convertible Preferred Stock (entitled to cast the equivalent of 28,897,511 votes), or approximately 88.13% of the votes entitled to be cast at the 2017 Annual Meeting, were represented in person or by proxy.

The final results for each of the matters submitted to a vote of NCR’s stockholders at the 2017 Annual Meeting are as follows:

1.
Election of Directors. Two directors were re-elected by the holders of shares of common stock and Series A Convertible Preferred Stock, voting together as a single class, each to serve a term expiring at the NCR 2018 Annual Meeting of Stockholders and until his successor is duly elected and qualifies, by the votes set forth in the table below:

Nominees	Votes For	% Votes For	Votes Withheld	Broker Non-Votes
Richard L. Clemmer	119,094,419	97.44%	3,133,279	11,668,973
Kurt P. Kuehn	119,031,358	97.38%	3,196,340	11,668,973

2.
Say On Pay: Advisory Vote on the Compensation of the Named Executives. The holders of shares of common stock and shares of Series A Convertible Preferred Stock, voting together as a single class, approved, on a non-binding and advisory basis, the executive compensation disclosed in the Company’s Proxy Statement by the votes set forth in the table below:

Votes For	% Votes For	Votes Against	Votes Abstained	Broker Non-Votes
74,954,929	61.50%	46,919,777	352,992	11,668,973

3.
Say On Frequency: Advisory Vote on the Frequency of Future Advisory Votes on the Compensation of the Named Executives. The holders of shares of common stock and shares of Series A Convertible Preferred Stock, voting together as a single class, approved, on a non-binding and advisory basis, “1 Year” as the frequency of future advisory votes on executive compensation, as set forth in the table below.

Based upon these results, which were consistent with the recommendation of the NCR Board of Directors, the Board has determined that the Company will hold an advisory vote on compensation of the named executives annually until the next vote on the frequency of holding such advisory votes.

One Year	Two Years	Three Years	Votes Abstained
110,323,897	155,447	11,553,872	194,482

4.
Proposal to Amend and Restate the NCR Management Incentive Plan for Purposes of Internal Revenue Code Section 162(m). The holders of shares of common stock and shares of Series A Convertible Preferred Stock, voting together as a single class, approved the proposal to amend and restate the NCR Management Incentive Plan for purposes of Internal Revenue Code 162(m) by the votes set forth in the table below:

Votes For	% Votes For	Votes Against	Votes Abstained	Broker Non-Votes
85,033,422	69.71%	36,945,252	249,024	11,668,973

5.
Approval of NCR Corporation 2017 Stock Incentive Plan. The holders of shares of common stock and shares of Series A Convertible Preferred Stock, voting together as a single class, approved the NCR Corporation 2017 Stock Incentive Plan by the votes set forth in the table below:

Votes For	% Votes For	Votes Against	Votes Abstained	Broker Non-Votes
91,723,295	75.04%	30,267,257	237,146	11,668,973

6.
Ratification of Appointment of Independent Registered Public Accounting Firm. The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2017 was ratified by the holders of shares of common stock and shares of Series A Convertible Preferred Stock, voting together as a single class, by the votes set forth in the table below:

Votes For	%Votes For	Votes Against	Votes Abstained
128,032,005	95.75%	5,682,876	181,790

7.
Stockholder Proposal. The holders of shares of common stock and shares of Series A Convertible Preferred Stock, voting together as a single class, did not approve the stockholder proposal to amend the Company’s existing “proxy access” bylaw. The votes on the proposal are set forth on the table below:

Votes For	% Votes For	Votes Against	Votes Abstained	Broker Non-Votes
26,909,963	22.21%	94,263,925	1,053,810	11,668,973

As noted above, the holders of Series A Convertible Preferred Stock, voting as a separate class, voted on the election of one director at the 2017 Annual Meeting. The director was re-elected to serve a term expiring at the NCR 2018 Annual Meeting of Stockholders and until his successor is duly elected and qualifies, by the votes set forth in the table below:

Nominee	Votes For	% Votes For	Votes Withheld	Broker Non-Votes
Gregory R. Blank	866,934	100%	0	0

Item 9.01    Financial Statements and Exhibits
(d)    Exhibits.

The following documents are included as exhibits to this Current Report on Form 8-K:

Exhibit No.        Description

10.1	Second Amended and Restated NCR Management Incentive Plan (Appendix A to the NCR Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 17, 2017).

10.2	NCR Corporation 2017 Stock Incentive Plan (Appendix B to the NCR Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 17, 2017).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 2, 2017	NCR Corporation By: /s/ Edward Gallagher Edward Gallagher Senior Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

The following exhibits are attached with this Current Report on Form 8-K.

Exhibit No.        Description

10.1	Second Amended and Restated NCR Management Incentive Plan (Appendix A to the NCR Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 17, 2017).

10.2	NCR Corporation 2017 Stock Incentive Plan (Appendix B to the NCR Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 17, 2017).